May 24, 2023
Pioneer Equity Income VCT Portfolio
Supplement to the Summary Prospectus dated May 1, 2023
Portfolio summary
Effective May 24, 2023, the following replaces the corresponding information under the heading “Management” in the section entitled “Portfolio summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John A. Carey, Managing Director and Director of Equity Income, US of Amundi US
(lead portfolio manager of the portfolio since 1990); Sammi Truong, Vice President of
Amundi US (portfolio manager of the portfolio since 2018); and John Arege, Vice
President of Amundi US (portfolio manager of the portfolio since May 2023). Mr.
Carey plans to retire from portfolio management in May 2024.

33339-00-0523
©2023 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC